LONGLEAF PARTNERS FUNDS SM

QUARTERLY REPORT

at September 30, 2004

PARTNERS FUND

INTERNATIONAL FUND

SMALL-CAP FUND

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

Cautionary Statement

One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V ratio is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).

CONTENTS

Letter to Shareholders	1

Longleaf Partners Fund (Partners Fund)
Management Discussion	7
Performance History and Portfolio Summary	9
Portfolio of Investments	10

Longleaf Partners International Fund (International Fund)
Management Discussion	13
Performance History and Portfolio Summary	15
Portfolio of Investments	16

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
Management Discussion	20
Performance History and Portfolio Summary	21
Portfolio of Investments	22
Service Directory	27

Longleaf Partners Funds

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Our third quarter status largely resembles where we were at the end of June: most stocks sell for over 60% of our appraisal; most values at our holdings continue to build nicely; prices don’t reflect that value growth; and we have over 20% cash in each of the three Longleaf Funds. As we have previously indicated, to become fully invested in equities we must either find anomalies in today’s markets, stock price volatility must increase, and/or we will need a traditional bear market. We did identify a few new opportunities in the last 90 days, primarily overseas. U.S. stock price volatility, however, remained nonexistent. In 2003 the S&P 500 and the Dow Jones Industrial Average rose or declined more than 2% on 30 occasions combined. So far in 2004 there has not been a single day that the market changed more than 2%. The probability of such equity market tranquility is about as likely, on the other end of the spectrum, as four major hurricanes hitting Florida in one season. You can be sure that stocks will misbehave again. When they do, we will be ready to establish the foundation for another decade of good compounding.

Price-to-value ratios — recognize the limits

Because our investees’ values have grown, the price-to-value ratios in all three Funds have declined over the last three months. P/V represents a single data point about the Funds, and should not be construed as something more. We fear that some of our partners have begun to rely on a single number in determining whether the Funds are attractive, and we caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;

•	The cash held in the portfolio and when that cash will be invested;

•	The range or distribution of individual P/V’s that comprise the average; and

•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V ratio is a useful tool to gauge the attractiveness of the Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. With all the above considered, the Funds today are trading near their long-term P/V averages and are somewhat more attractive than three months ago.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

Efficient Market Theory revisited

With little investment news to report, we are not above using others’ good work. To give a bit of background, in 1984 Warren Buffett gave a speech at Columbia University called “The Superinvestors of Graham-and-Doddsville” which appears in the appendix of the fourth edition of The Intelligent Investor by Ben Graham. In it Buffett challenges the “Efficient Market Theory” (EMT) to which most of academia has subscribed for many years. Buffett describes EMT as the argument that “stock prices reflect everything that is known about a company’s prospects and about the state of the economy. There are no undervalued stocks because there are smart security analysts who utilize all available information to ensure unfailingly appropriate prices. Investors who seem to beat the market year after year are just lucky.” Buffett argues against EMT based on the records of nine investors who follow Graham’s teachings, looking for market inefficiency — when the price of a stock does not fully reflect that business’ value. Because these investors had long-term market-beating results and all followed Graham’s approach, Buffett concludes that these are not random, lucky occurrences, but proof that value investing can uncover opportunities that lower risk and increase return beyond the market’s results. Buffett’s presentation has been in print for a number of years and we recommend that you read (or re-read) it. We find it most interesting that although his work is over twenty years old, with the last two decades further proving the merits of his argument, EMT remains the predominant view of academics and many other market pundits.

Recently Louis Lowenstein, the Rifkind Professor Emeritus of Finance & Law at Columbia University, re-examined EMT in light of the huge market swings from 1999 – 2003. His paper entitled “Searching for Rational Investors in a Perfect Storm” will hopefully be reprinted in its entirety in Outstanding Investor Digest and will appear in part in Barron’s third quarter report. Professor Lowenstein has been generous to allow us to summarize his work for our clients.

Lowenstein states that “the speculative excesses of the ‘90s threw harsh light on efficient market theory, which for decades has been a cornerstone of economic theory and scholarship.” He observes that “if the NASDAQ Composite Index was right at 1200 in April 1997, it surely wasn’t right at 5000 in March 2000, and then right again at 1100 two years later.” Lowenstein wonders whether any investors acted rationally during the “perfect storm” five-year market starting in 1999, and if so, whether they had enough commonality to suggest their success was not random. His conclusion is that the market does not always efficiently price businesses, and that rational, patient, disciplined investors can consistently beat the averages.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

He used a group of ten “true-blue value funds,” including Longleaf Partners Fund, to test EMT. He found that all ten outperformed the market over the five years examined, and that collectively the five year average annual return of the funds was 11.3% greater than the S&P 500, “the financial equivalent of back-to-back no-hitters.” The magnitude of the excess return and consistency of the numbers call EMT into question. Behind the numbers lay interesting similarities. All ten funds avoided the bubble burst of what Fortune Magazine’s August 2000 issue deemed “10 Stocks to Last the Decade,” the 1990’s version of the 1972 “Nifty Fifty.” These stocks, described as “a buy-and-forget portfolio,” fell on average 80% from July 2000 – December 2002. Not only did Lowenstein’s ten funds avoid the disasters, they also used the bifurcated market to purchase “old economy” stocks. “For managers focusing on companies, not markets, [1999 through early 2000] was a time of great opportunity.”

Lowenstein discusses several other shared characteristics which contradicted widespread investment beliefs. First, the funds held far fewer stocks on average than the typical fund, and seven in the group owned less than 35 stocks at the end of 2003. Concentration is “contrary to the advice of financial economists, investment advisers, and stock market writers,” but those who subscribe to Graham’s value approach “seem convinced that safety lies in careful selection, not random diversification.” When a manager bases his investments on analysis of a company and its worth rather than a guess about macroeconomic events or investor psychology, the manager feels much more confident owning a select few.

Second, the ten funds also held their stocks for long periods — producing an average turnover rate of just 20% in 2003 versus 121% for the average domestic equity fund. Lowenstein points out that “the difference between taking momentary fliers and selecting long-term buys is the difference, truly, between speculation and investing Implicit in [the fund managers’] longer holding periods is the fact that value funds define risk as business risk — profit margins might shrink, the flow of new products might dry up — not the market fluctuation risk which still consumes so much scholarly attention.”

The third and final observation Lowenstein has about the commonality of these ten managers is that they owned a meaningful stake in their funds. “By investing their personal dollars, they inevitably manage the fund with the acute interest in profit and the extreme aversion to loss that only someone with skin in the game will experience.” This approach contrasts greatly with a discussion Lowenstein recounts between himself and a senior manager of a family of funds who said “he was not trying to achieve particularly good results, just not to look bad, just to stay with the crowd.”

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

To summarize, many widely accepted investment assumptions lead to the conclusion that indexing is the best choice for investors. Lowenstein counters that “this is wishful thinking, dangerous stuff that has seduced the public to have a lazy confidence that one need not bother with the arduous task of patient, thoughtful selection — and has encouraged fund managers to cater to those impulses.” Observing patterns during the recent five year “boom-crash-rebound” cycle indicates that the market is not particularly efficient. Lowenstein challenges the EMT beliefs of many of his fellow academicians by presenting a group of investors who have beaten the market over the long run by meaningful amounts and in a systematic way.

•	They subscribe to Ben Graham’s value approach;

•	They limit their investments to a small number about which they have high conviction;

•	They buy with the intent of holding for a multi-year period; and

•	They invest alongside their clients.

We very much appreciate Professor Lowenstein’s generosity in allowing us to paraphrase his article. We have probably not done his writing justice, but hope that our investment partners find the summarized points instructive.

Morningstar’s fiduciary grade for Longleaf

During the quarter Morningstar completed its review of all three Longleaf Funds. The firm rated five categories to calculate an overall fiduciary grade. Longleaf received the following ratings:

	Overall	Regulatory	Board	Manager		Corporate
Fund	Grade	Issues	Quality	Incentives	Fees	Culture

Partners	A	Excellent	Excellent	Excellent	Excellent	Excellent
International	B	Excellent	Excellent	Excellent	Very Poor	Excellent
Small-Cap	A	Excellent	Excellent	Excellent	Excellent	Excellent

As your manager and your investment partner we are extremely proud that fourteen out of fifteen areas received “Excellent,” the highest rating. The International Fund’s fee was higher than the average for international funds which lowered the overall grade from “A” to “B.” The International Fund’s expense ratio has declined since the Fund opened in 1998, and will continue to fall as the management fee breakpoint takes effect at $2.5 billion in assets. In addition, the Fund’s long-term return, net of fees, is among the best in the international category.

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

To read more detail about the grades we received, contact Morningstar directly, or watch Longleaf’s web site where we hope to make copies of the reports available in the next month.

Capital gain distribution information

October 31 is the Funds’ excise tax year end, and realized capital gains from the prior twelve months must be distributed. This year the anticipated record date will be November 10, and the distribution will occur the following day. Current estimates, which most likely will change by the end of October, have the Partners Fund paying about 2% of NAV in long-term gains, the International Fund making no distribution, and the Small-Cap Fund paying about 9% of NAV in long-term gains. None of the Funds are projected to pay short-term capital gains. For updates on these numbers, check www.longleafpartners.com.

Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

(Intentionally Left Blank)

Partners Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

In the third quarter Longleaf Partners Fund fell 3.0% leaving the Fund flat for the year-to-date. The S&P 500 Index fell 2.0% in the quarter and has posted a 1.5% return in 2004. While we have made no progress this year toward our return goal of inflation plus 10%, the downward price pressure over the last few months combined with growing appraisals at most holdings enabled us to add to several positions in the quarter. We have not, however, uncovered any new holdings that qualify. Our “on deck” list of names that are close to meeting our qualitative and quantitative investment criteria is larger today than in the last eighteen months. If just a few become more discounted, we will make a dent in our 25% cash level.

Early in the quarter we sold most of our Marriott position when the stock approached our appraisal, more than doubling our initial investment. The sale was bittersweet. The company had been a core holding for a number of years and it is extremely difficult to replace companies that consistently grow value and are led by great partners like Bill Marriott. With little prospect of re-investing the sale proceeds, and cash already at high levels, we closed the Partners Fund to new investors in mid-July. The Fund will remain closed until cash inflows from new investors would benefit existing shareholders.

Although the Fund declined in the quarter, several holdings performed well. Telephone and Data Systems rose over 18% making it the largest positive contributor to the Fund’s quarterly return. The stock has also made a substantial impact on year-to-date results, appreciating almost 35%. The company’s very strong balance sheet combined with steady cash flow from its land line business and market growth at U.S. Cellular have helped the stock’s performance, but the price remains well below our appraisal.

YUM! Brands rose 9% in the quarter. The company has been among the Fund’s top performers throughout the year helped by solid U.S. results and dramatic growth abroad, particularly in Asia. The Partners Fund’s other two top performers for the year-to-date, FedEx and Aon, were up in the third quarter, but most of their return came in the first half of the year.

Level 3 has been the largest detractor from Fund performance, falling 26% in the quarter and over 54% this year. It’s our view no news other than the ongoing short raid precipitated the recent decline. The company’s strong growth in demand for its fiber backbone capacity continues to be offset by stiff price competition. Based on our appraisals the stock is the most undervalued in the portfolio.

Philips went down 16% in the quarter. The stock’s 21% decline in 2004 has also made a substantial impact on the Fund’s year-to-date results. The market appears

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

to have focused on disappointing results across the volatile semiconductor market. Semiconductors, however, are only part of Philips’ overall business. Solid results in its other businesses such as medical instruments, consumer electronics, and light bulbs have built corporate worth. The lower stock price and higher value gave us an opportunity to add to our position at a very attractive price. Philips is now the Fund’s largest holding.

Several stocks that posted strong results in the first half slipped in the third quarter, including Disney, Vivendi, and NipponKoa. Positive business results at all three have helped values build, and we believe each company offers substantial return opportunity.

Because of the unique competitiveness of most holdings in the portfolio, and their implicit value growth we believe we are well positioned as long-term investors. The price-to-value ratio has come down meaningfully since the beginning of the year, and is now in the high 60%’s. Our challenge remains finding additional equity investments that will build the foundation for future compounding. Our wish list is long — we hope that pricing inefficiencies give us a chance to buy a few.

Partners Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended September 30, 2004

	Partners	Inflation	S&P 500
	Fund	Plus 10%	Index

Year-to-Date	0.00%	10.54%	1.51%
One Year	12.28	12.54	13.87
Five Years	10.34	12.49	(1.31)
Ten Years	13.70	12.43	11.09

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 27.3% of Net Assets)

Koninklijke (Royal) Philips Electronics N.V. (PHIA NA and PHG)	5.8%
One of the world’s largest electronics companies and a global leader in televisions and their components, semiconductors, lighting, electric shavers, and appliances.

FedEx Corporation (FDX)	5.8%
Integrated air-ground transportation company providing time-definite delivery of packages world wide.

Vivendi Universal SA (EX FP and V)	5.7%
French conglomerate with numerous entertainment, media and telecommunications assets.

Aon Corporation (AOC)	5.0%
Worldwide insurance brokerage and consulting firm.

The Walt Disney Corporation (DIS)	5.0%
A media and entertainment company consisting of ESPN and other cable channels, the ABC Network, T.V. stations, theme parks, and movie studios, as well as other assets.

PORTFOLIO CHANGES

January 1, 2004 through September 30, 2004

New Holdings	Eliminations

None	Automatic Data Processing, Inc. News Corporation Limited Special ADS Preferred

Partners Fund - PORTFOLIO OF INVESTMENTS

at September 30, 2004 (Unaudited)

Shares			Value

Common Stock 74.9%
		Automobiles 4.5%
8,741,000		General Motors Corporation	$371,317,680
		Beverages 2.5%
16,832,505		Diageo plc (Foreign)	210,177,858
		Broadcasting and Cable 8.9%
1,668,996	*	Comcast Corporation – Class A	47,132,447
12,759,000	*	Comcast Corporation – Class A Special	356,231,280
19,466,602	*	The DIRECTV Group, Inc.	342,417,529

			745,781,256

		Entertainment 5.0%
18,465,000		The Walt Disney Corporation	416,385,750
		Environmental Services 3.3%
10,161,100		Waste Management, Inc.	277,804,474
		Insurance Brokerage 5.0%
14,627,000		Aon Corporation	420,379,980
		Lodging 4.8%
18,050,700		Hilton Hotels Corporation	340,075,188
1,134,500		Marriott International, Inc.	58,948,620

			399,023,808

		Multi-Industry 5.7%
14,386,570	*	Vivendi Universal SA (Foreign)	368,597,788
4,141,900	*	Vivendi Universal SA ADR (Foreign)	106,571,087

			475,168,875

		Natural Resources 3.6%
8,641,100		Pioneer Natural Resources Company	297,945,128
		Property & Casualty Insurance 4.3%
63,701,000		The NipponKoa Insurance Company, Ltd. (Foreign)	356,607,694
		Publishing 2.3%
2,973,300		Knight Ridder, Inc.	194,602,485
		Real Estate 2.5%
13,284,900		Trizec Properties, Inc.	212,159,853
		Restaurants 4.8%
9,880,000		Yum! Brands, Inc.	401,720,800

Partners Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2004 (Unaudited)

Shares			Value

		Technology 5.8%
19,232,035		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	$440,435,576
1,941,965		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	44,490,418

			484,925,994

		Telecommunications 6.1%
81,029,000	*	Level 3 Communications, Inc.	209,865,110
3,598,500		Telephone and Data Systems, Inc.	302,885,745

			512,750,855

		Transportation 5.8%
5,615,000		FedEx Corporation	481,149,350

		Total Common Stocks (Cost $4,564,551,295)	6,257,901,840

Principal
Amount

Short-Term Obligations 25.1%
353,816,000	Repurchase Agreement with State Street Bank, 1.15% due 10-1-04, Repurchase price $353,827,302 (Collateralized by U.S. government agency securities)	353,816,000
1,750,000,000	U.S. Treasury Bills, 1.36% – 1.72% due 10-7-04 to 1-6-05	1,745,714,319

Total Short-Term Obligations	2,099,530,319

Total Investments (Cost $6,664,081,614)(a)	100.0%	8,357,432,159
Other Assets and Liabilities, Net	–	(4,625,992)

Net Assets	100.0%	$8,352,806,167

Net asset value per share	$29.98

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $1,823,926,309 and $(130,575,764), respectively.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 18% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/(Loss)

256,000,000	Euro 12-13-04	$317,862,350	$(8,555,470)
45,500,000	Euro 3-10-05	56,504,938	(777,903)
16,286,000,000	Japanese Yen 12-13-04	148,388,086	(215,676)
23,600,000,000	Japanese Yen 3-10-05	216,222,093	331,403

		$738,977,467	$(9,217,646)

(Intentionally Left Blank)

International Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund lost 4.7% in the third quarter compared to a 0.3% loss in the EAFE Index. The Fund’s return for the year-to-date was 1.4% versus 4.3% for EAFE.

We bought two new names this quarter – Willis Holdings, an insurance broker in the U.K., and Olympus Corporation, the Japanese maker of medical endoscope devices and cameras. We added to several existing positions as they fell below our required discount to appraisal. Both the Fund’s price-to-value ratio, which is in the mid 60%’s, and its cash balance, now at 25%, declined during the quarter. As is often the case for long-term investors, we paid a short-term performance penalty to position ourselves for what we expect will be superior long-term returns.

Our work load increases substantially when markets fall, and the third quarter is a good illustration, though the indices’ performance perhaps masked the extent of the declines in areas important to the Fund. For example, the EAFE’s flat return during the quarter obscured the decline in Japanese markets that began at the end of June. At the industry level, takeovers in the financial services and natural resources areas led to price rises that partially offset large declines in insurance, telecommunications, semiconductor and media stocks. Concerns about everything from severe weather to high oil prices to new entrants in the telecom industry reemerged after an eighteen month period during which the markets ignored almost all negatives. As always, these concerns have some validity. However, we think they have been overdone at the critical point where macro concerns intersect with the prices of a handful of individual securities.

In addition to researching Willis and Olympus, we revisited the cases that support the companies that declined the most during the quarter: Fairfax, NTT, NTT DoCoMo, Philips, NipponKoa, Vivendi and Millea. At each company we updated our appraisals and spent time with management assessing the factors that contributed to this quarter’s decline. In every case we came away convinced that our appraisals remain conservative, our partners trustworthy, and our case valid. For example, the recent spate of typhoons that struck Japan will almost certainly lead to the highest catastrophe losses in years. Our Japanese insurers will report lower earnings than expected as they absorb these losses. However, these insurers are so well-capitalized that even a multiple of these losses would have only a fractional impact on our appraisals.

Several companies in the portfolio performed well, in spite of the Fund’s overall decline. The leader was BIL Holdings, which continues to execute its plan of realizing the underlying real estate value of its U.K. hotel portfolio. Renault again contributed by demonstrating improved profitability in Europe, while YUM!

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott

Brands rose on the back of strong earnings and continued progress in overseas markets, especially Asia.

We do not enjoy posting negative performance numbers, but we do welcome the increased potential investments that often coincide with disappointing short term results. Adding two new names in a quarter reflects high research productivity. As we enter the fourth quarter, our “on deck” circle contains more names than at any time in recent memory. Although reduced slightly from last quarter, our cash position remains substantial enough to allow us to quickly accumulate positions that fall into range.

International Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended September 30, 2004

	International	Inflation	EAFE
	Fund	Plus 10%	Index

Year-to-Date	1.35%	10.54%	4.27%
One Year	12.16	12.54	22.08
Five Years	10.67	12.49	(0.89)
Since Public Offering 10/26/98	14.72	12.51	2.18

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 28.7% of Net Assets)

The NipponKoa Insurance Company, Ltd. (8754)	6.8%
Japanese provider of both non-life (property/casualty) and life insurance services.

Koninklijke (Royal) Philips Electronics N.V. (PHIA NA and PHG)	5.9%
One of the world’s largest electronics companies and a global leader in televisions and their components, semiconductors, lighting, electric shavers, and appliances.

Renault SA (RNO FP)	5.5%
Renault makes and finances passenger cars and light commercial vehicles, and owns 44% of Nissan Motor Co.

Shaw Communications Inc. (SJR)	5.5%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

Vivendi Universal SA (EX FP)	5.0%
French conglomerate with numerous entertainment, media and telecommunications assets.

PORTFOLIO CHANGES

January 1, 2004 through September 30, 2004

New Holdings	Eliminations

Adolph Coors Company – Class B NTT DoCoMo, Inc. Olympus Corporation Willis Group Holdings Limited	Brascan Corporation Hollinger International Inc. Vivendi Universal SA (ADR only)

International Fund - PORTFOLIO OF INVESTMENTS

at September 30, 2004 (Unaudited)

Shares			Value

Common Stock 75.1%
		Automobiles 5.5%
1,597,000		Renault SA (France)	$130,604,136
		Beverages 3.5%
883,000		Adolph Coors Company – Class B (United States)	59,973,360
1,889,000		Diageo plc (United Kingdom)	23,586,862

			83,560,222

		Broadcasting and Cable 15.1%
2,380,018		The News Corporation Limited (Australia)	19,669,713
1,385,000		The News Corporation Limited ADR (Australia)	45,524,950
2,172,300		Nippon Broadcasting System, Inc. (Japan)	100,519,258
7,808,900		Shaw Communications Inc. – Class B (Canada)	130,252,452
52,233		SKY Perfect Communications Inc. (Japan)	61,135,571

			357,101,944

		Food 2.7%
9,851,000		Ezaki Glico Co., Ltd. (Japan)	64,979,150
		Insurance Brokerage 2.0%
1,263,500		Willis Group Holdings Limited (United Kingdom)	47,254,900
		Multi-Industry 8.2%
127,134,000	*	BIL International Limited (Singapore)	74,002,922
4,653,000	*	Vivendi Universal SA (France)	119,214,344

			193,217,266

		Natural Resources 0.3%
3,349,996	*	Gendis Inc. (Canada)(b)	6,882,103
		Photo and Medical Equipment 5.0%
6,171,000		Olympus Corporation (Japan)	118,979,948
		Property & Casualty Insurance 14.4%
591,500		Fairfax Financial Holdings Limited (Canada)	73,376,659
8,396		Millea Holdings, Inc. (Japan)	108,173,298
28,556,000		The NipponKoa Insurance Company, Ltd. (Japan)	159,860,745

			341,410,702

		Real Estate 2.2%
3,195,000		Trizec Properties, Inc. (United States)	51,024,150
		Restaurants 4.2%
2,418,000		Yum! Brands, Inc. (United States)	98,315,880

International Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2004 (Unaudited)

Shares		Value

	Technology 5.9%
3,044,931	Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	$69,732,399
3,063,069	Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	70,174,911

		139,907,310

	Telecommunications 6.1%
20,335	Nippon Telegraph and Telephone Corporation (Japan)	80,996,824
37,464	NTT DoCoMo, Inc. (Japan)	63,564,560

		144,561,384

	Total Common Stocks (Cost $1,337,384,440)	1,777,799,095

Principal
Amount

Short-Term Obligations 25.1%
74,522,000	Repurchase Agreement with State Street Bank, 1.15% due 10-1-04, Repurchase price $74,524,381 (Collateralized by U.S. government agency securities)	74,522,000
520,000,000	U.S. Treasury Bills, 1.36% – 1.72% due 10-7-04 to 01-6-05	518,808,952

	Total Short-Term Obligations	593,330,952

Total Investments (Cost $1,930,715,392)(a)	100.2%	2,371,130,047
Other Assets and Liabilities, Net	(0.2)	(4,688,601)

Net Assets	100.0%	$2,366,441,446

Net asset value per share		$14.30

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $461,121,891 and $(20,707,236), respectively.
(b)	Illiquid security.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.

International Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2004 (Unaudited)

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/(Loss)

41,000,000	British Pound 3-10-05	$73,308,695	$(677,195)
163,000,000	Canadian Dollar 3-10-05	128,486,651	(3,337,893)
73,600,000	Euro 12-13-04	91,385,425	(2,459,697)
40,580,000,000	Japanese Yen 12-13-04	369,740,177	(537,402)
32,900,000,000	Japanese Yen 3-10-05	301,428,257	461,998

		$964,349,205	$(6,550,189)

COUNTRY WEIGHTINGS

	Equity	Net
	Only	Assets

Japan	42.7%	32.0%
France	14.0	10.6
Canada	11.8	8.9
United States	11.8	8.8
Netherlands	7.9	5.9
Singapore	4.1	3.1
United Kingdom	4.0	3.0
Australia	3.7	2.8

	100.0%	75.1

Cash, other assets and liabilities, net		24.9

		100.0%

(Intentionally Left Blank)

Small-Cap Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund fell 2.0% in the third quarter versus a 2.9% decline in the Russell 2000 Index. Year-to-date the Fund is up 3.2% against 3.7% for the Russell 2000. Although the Fund’s return is positive for the year, we have thus far not met our annual goal of inflation plus 10%.

While the Fund’s recent return may not reflect progress, the portfolio had a number of positive changes during the quarter. We sold Genlyte and received proceeds from AXA’s acquisition of MONY. We added two new positions: Hasbro, the toy maker, and Hilb, Rogal & Hobbs, the insurance broker. We have previously owned both, and were excited that short-term market concerns allowed us to buy them again at substantial discounts to our appraisals.

During the quarter Texas Industries continued the rally that began in the second quarter, bolstered by strong steel pricing. The company rose 25% over the last three months and is up 39% for the year, making this holding the largest positive contributor to Small-Cap’s return for both periods.

Level 3’s stock fell 26% in the quarter, and the bonds also retreated. It’s our view no news other than the ongoing short raid precipitated the recent decline. The company’s strong growth in demand for its fiber backbone capacity continues to be offset by stiff price competition. In our opinion the stock, which has had the largest negative impact on the Fund’s results this year, is the most undervalued in the portfolio.

The other stock that hurt both recent and year-to-date performance is Fairfax Financial Holdings. This insurance underwriter has made great progress turning around its troubled divisions over the last several years. Because of leverage at the holding company as well as a complex structure, Fairfax has been a target of short sellers. We believe that the company sells for a steep discount to its value, that most negative claims by analysts are unfounded, and that the company’s fundamentals will continue to improve.

The portfolio has made substantial progress this year.

•	We have sold a number of fully priced businesses.

•	We have bought three new, high quality names at significant discounts to appraisal.

•	Values have grown at most holdings.

Finding a home for the 22% cash in the Fund should further reduce the price-to-value ratio, which today is in the low 70%’s.

Small-Cap Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended September 30, 2004

	Small-Cap	Inflation	Russell 2000
	Fund	Plus 10%	Index

Year-to-Date	3.16%	10.54%	3.71%
One Year	18.17	12.54	18.77
Five Years	11.09	12.49	7.41
Ten Years	14.56	12.43	9.87

Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 35.0% of Net Assets)

Level 3 Communications, Inc.

Common Stock (LVLT)	2.9%

Corporate Bonds	9.6%

Provides telecommunications and information services, including local, long distance, data transmission, and Internet services.

Texas Industries, Inc. (TXI)	6.1%
A leading supplier of building materials, primarily cement in Texas and California, and structural steel across North America.

Shaw Communications Inc. (SJR)	5.9%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

Adolph Coors Company (RKY)	5.4%
Producer of Coors Light, Coors, and other U.S. beer brands, plus Carling, Grolsch, and others in the U.K.

The Neiman Marcus Group, Inc. (NMG.B)	5.1%
High-end retailer with Bergdorf Goodman and Neiman Marcus Stores.

PORTFOLIO CHANGES

January 1, 2004 through September 30, 2004

New Holdings	Eliminations

Adolph Coors Company – Class B Hasbro, Inc. Hilb Rogal & Hobbs Company	Alleghany Corporation Brascan Corporation Genlyte Group Incorporated Hollinger International Inc. The MONY Group Inc. TimberWest Forest Corp.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS

at September 30, 2004 (Unaudited)

Shares			Value

Common Stock 67.9%
		Beverages 9.5%
1,942,000		Adolph Coors Company – Class B	$131,900,640
5,262,900		PepsiAmericas, Inc.	100,521,390

			232,422,030

		Broadcasting and Cable 5.9%
8,716,700		Shaw Communications Inc. – Class B (Foreign)	145,394,556
		Construction Materials 6.1%
2,881,000		Texas Industries, Inc	148,198,640
		Data Processing 4.4%
2,145,900	*	NCR Corporation	106,415,181
		Grocery – Retail 2.7%
3,394,100		Ruddick Corporation	66,660,124
		Insurance Brokerage 4.7%
3,201,400		Hilb Rogal & Hobbs Company	115,954,708
		Lodging 4.7%
6,133,653		Hilton Hotels Corporation	115,558,023
		Manufacturing 3.4%
8,849,100	*	Jacuzzi Brands, Inc.	82,296,630
		Natural Resources 2.4%
1,489,700		Deltic Timber Corporation	59,275,163
		Property & Casualty Insurance 4.1%
799,900		Fairfax Financial Holdings Limited (Foreign)	99,229,061
		Real Estate 3.5%
1,552,175		Forest City Enterprises, Inc. – Class A	85,524,842
		Restaurants 4.6%
2,978,100		IHOP Corp.	113,793,201
		Retail 5.1%
2,332,500		The Neiman Marcus Group, Inc. – Class B	124,205,625
		Telecommunications 2.9%
27,197,271	*	Level 3 Communications, Inc.	70,440,932
		Toys 3.9%
5,049,500		Hasbro, Inc.	94,930,600

		Total Common Stocks (Cost $1,180,804,907)	1,660,299,316

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2004 (Unaudited)

Principal
Amount

Corporate Bonds 9.6%
	Telecommunications 9.6%
7,600,000	Level 3 Communications, Inc., 11% Senior Notes due 3-15-08	$5,928,000
224,700,000	Level 3 Communications, Inc., 9.125% Senior Notes due 5-1-08	166,278,000
105,964,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	57,220,560
10,800,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 3-15-10	5,454,000

	Total Corporate Bonds (Cost $223,554,010)	234,880,560

Short-Term Obligations 22.4%
79,358,000	Repurchase Agreement with State Street Bank, 1.15% due 10-1-04, Repurchase Price $79,360,535 (Collateralized by U.S. government agency securities)	79,358,000
470,000,000	U.S. Treasury Bills, 1.38% – 1.77% due 10-28-04 to 1-13-05	468,441,229

Total Short-Term Obligations	547,799,229

Total Investments (Cost $1,952,158,146)(a)	99.9%	2,442,979,105
Other Assets and Liabilities, Net	0.1	3,034,804

Net Assets	100.0%	$2,446,013,909

Net asset value per share	$29.72

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $526,397,470 and $(35,576,511), respectively.

Note:	Companies designated as “Foreign” represent 10% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	(Loss)

40,000,000	Canadian Dollar 12-22-04	$31,566,229	$(1,706,348)
107,000,000	Canadian Dollar 3-10-05	84,343,998	(2,191,132)

		$115,910,227	$(3,897,480)

(Intentionally Left Blank)

(Intentionally Left Blank)

(Intentionally Left Blank)

SERVICE DIRECTORY

Contact us at www.longleafpartners.com or

(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information (including
Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By regular mail:

Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By express mail or overnight courier:
Longleaf Partners Funds
c/o PFPC
101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS	(800) 761-2509
Please contact Gary Wilson or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS

Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent	Closed to
Abbreviation	Symbol	Cusip	Fund Number	New Investors

Partners	LLPFX	543069108	133	7-16-04
Intl	LLINX	543069405	136	2-6-04
Sm-Cap	LLSCX	543069207	134	7-31-97

Longleaf Partners Funds SM

c/o PFPC
P.O. Box 9694
Providence, RI 02940-9694
(800) 445-9469
www.longleafpartners.com